EXHIBIT 10.7

            THIS LEASE ("Lease"), dated as of February 1, 1998, by and between Edward M. Sellian ("Landlord"), having an office at 6794 SE Isle Way, Stuart, Florida and NuCo2 Inc. ("Tenant") having an office at 2800 S.E. Marketplace, Stuart, Florida 34997.

                              W I T N E S S E T H:

            IN CONSIDERATION OF THE MUTUAL COVENANTS AND CONDITIONS CONTAINED HEREIN, the parties hereby agree as follows:

            1. DEMISED PREMISES: Landlord hereby leases to Tenant and Tenant hereby takes and leases from Landlord, upon the terms and conditions hereinafter set out, the property located at 2820 SE Market Place, Stuart, Florida and all improvements located thereon, including, without limitation, the building (the "Building"), together with all the rights and appurtenances thereunto appertaining, [including, without limitation, the parking area on the sides and rear of the Building up to the adjoining street and property line, as appropriate], hereinafter collectively referred to as the "Premises", [said premises being more particularly described on Exhibit A1].

            2. Intentionally Deleted.

            3. TERM: The term (the "Term") hereof shall commence on February 1, 1998(the "Commencement Date") and expire on January 21, 2003 (the "Expiration Date").

            4. EXTENSION OPTION: Tenant shall have the right, at its option, to extend the term of this Lease for an additional term of five years (the "Extension Option"), commencing from and after the expiration of the original term, upon the same terms and conditions as are herein set forth.

            5. RENT: The rent (the "Rent") during the Term shall be $5,500.00 per month, due and payable on the first day of each month during the Term, made payable to Landlord and delivered to Landlord at its address set forth above. If the Commencement Date is not the first day of a calendar month, then the Rent shall be prorated to the end of that calendar month.

            6. SECURITY DEPOSIT: Tenant has this day deposited with Landlord the sum of $0(the "Security Deposit") as security for the full and faithful performance by Tenant of all the terms, covenants and conditions of this Lease upon Tenant's part to be performed, which said sum (with interest) shall be returned to Tenant after the time fixed as the expiration of the Term, provided Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed.

            7. USE: The Premises are for the use and occupation by Tenant as office and warehouse space and all related uses. In connection therewith, NuCo2 Inc. intends to use the Premises for the storage, sale and distribution of Carbon Dioxide products for the restaurant industry.

            8. ASSIGNMENT AND SUBLETTING:  Tenant shall not assign this Lease or sublet any portion of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably delayed or withheld. Notwithstanding anything in this Lease to the contrary, including, without limitation, the immediately preceding sentence, (a) Tenant may assign or sublease part or all of the Premises without Landlord's consent to: (i) any corporation or partnership that controls, is controlled by, or is in common control with, Tenant; or (ii) any corporation resulting from the merger or consolidation with Tenant or to any entity that acquires all of Tenant's assets as a going concern of the business that is being conducted on the Premises, as long as the assignee or sublessee is a bona fide entity and assumes the obligations of Tenant, and (b) Tenant may assign, mortgage, encumber, pledge or otherwise transfer its interest in this Lease to a lender and/or in connection with any financing transaction. Notwithstanding anything in this Lease to the contrary, a transfer of control of shares of Tenant shall not be deemed an assignment or sublease of this Lease.

            9. COMPLIANCE; QUIET ENJOYMENT; CONDITION: Landlord warrants and represents that it is the fee simple title holder to the Premises. Landlord further warrants and represents that it has full power and authority to lease the Premises as herein provided. Landlord covenants and agrees with Tenant that so long as Tenant keeps and performs all of the covenants and conditions on the part of the Tenant to be kept and performed hereunder, Tenant shall have quiet, undisturbed and continued possession of the Premises, 24 hours a day, 365 days a year, free from any claims against Landlord and all persons claiming under, by or through Landlord, during the Term and any renewal terms hereunder.

                        Landlord   warrants   and   represents   that   on   the
Commencement Date:

                        (a) all applicable laws, ordinances, regulations and restrictive covenants permit the Premises to be used by Tenant as described in Section 7 herein;

                        (b)  the  Premises  will  be  in  compliance   with  all
applicable laws, ordinances, rules and regulations of governmental authorities;

                        (c) the Premises shall be in broom clean condition;

                        (d) all utility services (including, without limitation, natural gas, heat, light, power, three phase electrical power, sewer service, telephone, and water) serving the Premises are (1) sufficient for the Premises, (2) in good working order, and (3) separately metered;

                        (e) the Premises are in good repair and the heating and air conditioning units, the plumbing and electrical systems as well as all mechanical systems, doors, locks and windows are in good working order;

                        (f) the Taxes (as hereinafter defined) have been paid to date;

                        (g) the Premises are free and clear of all mortgages, liens, encumbrances, easements, restrictions, mortgages, tenancies or right of any party to possess or occupy the Premises; and

                        (h) there are (A) no common area charges or charges of similar import, (B) no merchant association or similar type of charges, and (iii) no taxes, charges, costs, fees, or expenses to be incurred by, or imposed upon, the Tenant other than those set forth in this Lease.

            10. MAINTENANCE, REPAIRS, ALTERATIONS: (a) Tenant shall keep the Premises in good repair; provided however, Landlord shall be responsible for maintaining, repairing and replacing, the roof, exterior walls, structural foundations, heating, ventilation and air conditioning systems, and sewage and plumbing systems. Tenant shall permit no waste, damage or intentional injury to the Premises. Subject to the terms hereof, Tenant shall surrender the same, on the Expiration Date, in as good condition as received, normal wear and tear excepted.

            (b) Except as may otherwise be provided herein, Tenant will make no material alterations in or to the Demised Premises without the written consent of Landlord, said consent not to be unreasonably withheld or delayed.

            11. IMPROVEMENTS: Tenant shall be permitted to install a copper pipe (the "Pipe") through a wall in the Premises leading to the outdoors, in order to facilitate the delivery of carbon dioxide products to the Tenant. Tenant shall remove said pipe and restore said portion of the wall upon vacating the Premises. Except for the Pipe and the Work, no material improvement or material alteration of the Premises shall be made without the prior written consent of Landlord, which consent shall not be unreasonably delayed or withheld.

            12. INDEMNIFICATION OF LANDLORD: Tenant will indemnify and save harmless Landlord from any damages or loss by reason of any breach, violation or non-performance of any condition hereof on the part of Tenant. Tenant will indemnify, protect and save harmless Landlord herein, from any loss, cost, damage, or expense caused by injuries to persons or property, while in, on or about the Premises. Notwithstanding anything in the Lease to the contrary, including, without limitation, the immediately preceding two sentences, Landlord shall be liable, and Tenant shall not indemnify or hold harmless Landlord, for injuries to persons or damage to property sustained by Tenant or other persons where such injury and damage is the result of the failure of Landlord to comply with Landlord's obligations under the Lease or the result of the gross negligence or wilful misconduct of Landlord, its employees, invitees, customers, contractors, servants, licensees or agents.

            13. ENTRY AND INSPECTION: Tenant shall permit Landlord or Landlord's agents to enter upon the Premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Landlord, at reasonable times and upon reasonable notice, within sixty (60) days prior to the expiration of this Lease, to place upon the Premises a standard for "rent and/or sale" sign, and permit persons desiring to lease or purchase the same to inspect the Premises thereafter, at reasonable times and upon reasonable notice. In the event of an emergency situation, Landlord shall be able to enter the Premises without notice, but shall notify Tenant immediately thereafter if Tenant is not in Premises upon Landlord's entry thereof.

            14. NON-DISTURBANCE: If any mortgage, deed of trust or similar security agreement (each such mortgage, deed of trust or security agreement being hereinafter referred to as a "Mortgage") is placed on the Premises, I.E.,becomes an encumbrance on the Premises, Landlord shall deliver a non-disturbance agreement from the holder (the "Holder") of said Mortgage, said non-disturbance agreement to provide that if no Event of Default exists under this Lease, then, notwithstanding a default by Landlord under the Mortgage (a) Tenant's possession of the Premises shall not be disturbed, and (b) the obligations of Landlord (and its successors or assigns, including, without limitation, the Holder) under this Lease shall remain unchanged.

            15. TAXES: Tenant shall be required to pay(a) all real property taxes, assessments or governmental charges levied or assessed against the Premises and/or the Rent or any charges in lieu thereof; (b) any charge for depreciation of the Building and any interest or other financing charge in connection therewith; (c) any charge for Landlord's income, excise, profit, franchise or any tax of similar nature that is or may be imposed in connection with this Lease on Landlord or Tenant; (d) any sales tax of any nature relating to this Lease imposed on Landlord or Tenant; and (e) any commercial rent tax or other charges assessed against the Premises or in connection with this Lease (items (a) - (e) being collectively referred to as the "Taxes").

            16. UTILITIES: Tenant shall be responsible for the payment of all utilities, including water, gas, electricity and heat delivered to the Premises. Notwithstanding anything herein to the contrary, Landlord shall be responsible and shall pay for, if not already done, bringing ("hooking up") all utilities and utility services to the Premises.

            17. INSURANCE: Tenant shall maintain at Tenant's expense public liability insurance covering the Premises and operations of Tenant having limits of liability of not less than $500,000 bodily injury per occurrence plus $1,000,000 property damage per occurrence, or a combined single limit of liability not less than $500,000 per occurrence. Tenant may carry any or all of such insurance under blanket policies.

                        To the maximum extent permitted by insurance policies which may be owned by Landlord or Tenant, Tenant and Landlord, for the benefit of each other, waive any and all rights of subrogation which might otherwise exist.

            18. SIGNS:  Tenant shall not construct any projecting sign or awning
without  prior  written  consent  of  Landlord,   which  consent  shall  not  be
unreasonably delayed or withheld.

            19. CONDEMNATION: If the Premises, or any part thereof, shall be taken or condemned for public use, and said taking or condemnation would prevent or materially interfere with the use of the Premises for the purposes then being used, then, Tenant shall have the option to terminate this Lease and, if Tenant exercises said option, the terms hereby granted and all rights and obligations of Tenant hereunder shall immediately cease and terminate, except that the Rent shall be adjusted as of the date of such termination of the Lease.

                        If this Lease is not terminated pursuant to the immediately foregoing paragraph, this Lease shall continue in full force and effect, but the Rent shall be adjusted as of the time of such taking to equitably reflect the change in the size of the remaining property. In the event of such taking, Landlord and Tenant shall each be entitled to receive and retain such separate awards as may be allocated to their respective interest in any condemnation proceeding.

            20. TRADE FIXTURES: Any and all improvements made to the Premises during the term hereof shall belong to the Landlord, except trade fixtures of the Tenant. Notwithstanding anything to the contrary in the Lease, including, without limitation, the immediately preceding sentence, Tenant shall have the right to remove its furniture, equipment, furnishing, trade fixtures, tangible and intangible personal property at any time during, and after expiration of, the Term at its sole discretion and none of the foregoing items shall ever be deemed to be the property of Landlord, but Tenant shall repair or pay for all repairs necessary for damages to the Premises occasioned by the foregoing described removal. Furthermore, Landlord hereby waives any and all liens it has or may hereinafter have on Tenant's furniture, equipment, furnishings, trade fixtures, tangible and intangible personal property.

            21. DESTRUCTION OF PREMISES: In the event of a destruction of the Premises, or part thereof, during the term hereof, from any cause, Landlord shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such destruction shall not terminate this Lease, except that Tenant shall be entitled to a proportionate reduction of Rent while such repairs are being made, based upon the extent to which the said destruction and the making of such repairs shall interfere with the business of Tenant on the Premises. If such repairs cannot be made within said sixty (60) days, then this Lease may be terminated at the option of either party. If (a) the repairs can be made within 60 days, and
(b) Landlord has undertaken said repairs, then, if said repairs are not complete within said 60 days, Tenant may terminate this Lease.

            22. INSOLVENCY: In the event a receiver is appointed to take over the business of Tenant, or in the event Tenant makes a general assignment for the benefit of creditors, or Tenant takes or suffers any action under any solvency or bankruptcy act, and any of the same shall not be reversed or dismissed within sixty days from the date thereof, then such event shall constitute an Event of Default (as defined herein).

            23. REMEDIES OF OWNER ON DEFAULT: In the event any material breach of this Lease by Tenant is not cured within ten business days after Tenant receives notice thereof from Landlord, such breach shall be an event of default ("Event of Default") and Landlord shall have the right to:

            (a) annul and terminate this Lease, and thereupon re-enter and take possession of the Premises; or

            (b) re-enter and re-let the Premises from time to time, as agents of Tenant, and such re-entry and/or re-letting shall not discharge Tenant from any liability or obligations hereunder, except that rents collected as a result of such re-letting shall be a credit on Tenant's liability for rents under the terms of this Lease. Notwithstanding anything herein to the contrary, the failure of Tenant to cure any material breach of this Lease within said ten business days shall not be an Event of Default if such breach cannot be cured within said ten business days and Tenant is diligently pursuing the remedy of said breach.

            24.  Intentionally Deleted.

            25. ATTORNEY'S FEES: In case suit should be brought for recovery of the Premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the Premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.

            26. WAIVER: No failure of Landlord to enforce any term hereof shall be deemed to be a waiver.

            27. NOTICES: All notices, request, demands and other communications which are required or may be given under this Lease shall be in writing and shall be deemed to have been duly given when delivered (a) personally, (b) by nationally recognized overnight courier, or (c) by registered or certified mail, return receipt requested, postage prepaid, in any case, with receipt acknowledged:

                (a)         If to Tenant to:

                            NuCo2 Inc.
                            2800 S.E. Market Place
                            Stuart, Florida 34997
                            Attention:  Robert Ranieri

                (b)         If to Landlord to:

                            Edward M. Sellian
                            6794 SE Isle Way
                            Stuart, FL 34996
or to any such other address as any party shall have specified by notice in writing to the other in compliance with this Section.

            28. HOLDING OVER: If Tenant continues to occupy the Premises after the expiration of the Term or after a forfeiture, then Tenant shall continue as a tenant under the terms of the Lease (except as to duration) from month to month and each holding over thereafter shall in like manner create and cause a similar extension of this Lease from month to month.

            29. SUCCESSORS IN INTEREST: Every provision hereof applicable to Landlord and every provision hereof applicable to Tenant shall also bind, apply to and run in favor of "their respective successors in interest, heirs, executors, administrators or personal representatives" as fully as if said quoted words were inserted after the word "Landlord" and "Tenant" wherever they appear herein, except that this provision shall not permit the assignment of the Lease, or subleasing of the Premises except on the conditions here imposed.

            30. ENVIRONMENTAL: Tenant shall have no obligation, liability or responsibility with respect to any environmental liability pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, as amended, and the regulations promulgated thereunder and all other applicable federal, state and local laws, rules and regulations, which results from the business or operations of Landlord at the Premises on or prior to the date hereof or after the expiration of this lease or which results from the acts or omissions of anyone other than Tenant, Tenant's employees, agents or invitees.

            31. RECORDING: Either party hereto may record a memorandum evidencing the existence of this Lease, said memorandum to contain information customary for memoranda evidencing similar leased premises in ______________. Each party hereto agrees to timely execute such a memorandum if requested by the other party.

            32. COUNTERPART: This Lease may be executed in counterpart, each of which shall be deemed an original and all of which, together, shall be deemed to be the same instrument.

            33. RIDERS: All riders attached hereto are by reference made a part hereof and any terms or conditions of such rider, in conflict or inconsistent with this printed lease, shall supersede and control.

            34. CAPTIONS: The captions in the margin of this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

                        IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first above set forth.


                                           /S/ EDWARD M. SELLIAN
                                           -------------------------------
                                                                , Landlord


                                           NUCO2 INC., Tenant


                                           By:/S/ ROBERT RANIERI
                                              ----------------------
                                           Name: